                                                                          page 1

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                           4/1/2006 through 4/30/2006

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
   (A) Total Portfolio Balance                                                     $1,872,756,536.96
   (B) Total Securities Balance                                                    $1,872,756,536.96
   (C) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                 $471,000,000.00
       (ii)  Class A-1 Notes Percentage (C(i)/B)                                              25.15%
       (iii) Class A-1 Notes Rate                                                           1.63000%
       (iv)  Class A-1 Notes Accrual Basis                                                Actual/360
   (D) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                 $534,000,000.00
       (ii)  Class A-2 Notes Percentage (D(i)/B)                                              28.51%
       (iii) Class A-2 Notes Rate                                                             2.520%
       (iv)  Class A-2 Notes Accrual Basis                                                    30/360
   (E) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                 $535,000,000.00
       (ii)  Class A-3 Notes Percentage (E(i)/B)                                              28.57%
       (iii) Class A-3 Notes Rate                                                             3.300%
       (iv)  Class A-3 Notes Accrual Basis                                                    30/360
   (F) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                 $271,900,000.00
       (ii)  Class A-4 Notes Percentage (F(i)/B)                                              14.52%
       (iii) Class A-4 Notes Rate                                                             3.810%
       (iv)  Class A-4 Notes Accrual Basis                                                    30/360
   (G) Certificates
       (i)   Certificates Balance                                                     $60,856,536.96
       (ii)  Certificates Percentage (G(i)/B)                                                  3.25%
       (iii) Certificates Rate                                                                3.810%
       (iv)  Certificates Accrual Basis                                                       30/360
   (H) Servicing Fee Rate                                                                      1.00%
   (I) Portfolio Summary
       (i)   Weighted Average Coupon (WAC)                                                     4.39%
       (ii)  Weighted Average Original Maturity (WAOM)                                         58.52 months
       (iii) Weighted Average Remaining Maturity (WAM)                                         50.49 months
       (iv)  Number of Receivables                                                           126,088
   (J) Reserve Fund
       (i)   Reserve Account Initial Deposit Percentage                                        0.50%
       (ii)  Reserve Account Initial Deposit                                           $9,363,782.68
       (iii) Specified Reserve Account Percentage                                              0.75%
       (iv)  Specified Reserve Account Balance                                        $14,045,674.03

   (K) Yield Supplement Account Deposit                                               $22,749,280.19

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
   (A) Total Portfolio Balance                                                       $780,107,731.80
   (B) Total Securities Balance                                                      $780,107,731.80
   (C) Cumulative Note and Certificate Pool Factor                                         0.4165559
   (D) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                           $0.00
       (ii)  Class A-1 Notes Pool Factor                                                   0.0000000
       (iii) Class A-1 Notes Interest Carryover Shortfall                                      $0.00
       (iv)  Class A-1 Notes Principal Carryover Shortfall                                     $0.00
   (E) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                           $0.00
       (ii)  Class A-2 Notes Pool Factor                                                   0.0000000
       (iii) Class A-2 Notes Interest Carryover Shortfall                                      $0.00
       (iv)  Class A-2 Notes Principal Carryover Shortfall                                     $0.00
   (F) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                 $473,381,065.16
       (ii)  Class A-3 Notes Pool Factor                                                   0.8848244
       (iii) Class A-3 Notes Interest Carryover Shortfall                                      $0.00
       (iv)  Class A-3 Notes Principal Carryover Shortfall                                     $0.00
   (G) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                 $271,900,000.00
       (ii)  Class A-4 Notes Pool Factor                                                   1.0000000
       (iii) Class A-4 Notes Interest Carryover Shortfall                                      $0.00
       (iv)  Class A-4 Notes Principal Carryover Shortfall                                     $0.00
   (H) Certificates
       (i)   Certificates Balance                                                     $34,826,666.64
       (ii)  Certificates Pool Factor                                                      0.5722749
       (iii) Certificates Interest Carryover Shortfall                                         $0.00
       (iv)  Certificates Principal Carryover Shortfall                                        $0.00
   (I) Servicing Fee
       (i)   Servicing Fee Shortfall                                                           $0.00

                                                                          page 2

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                           4/1/2006 through 4/30/2006

   (J) End of Prior Month Account Balances
       (i)   Reserve Account                                                          $14,045,674.03
       (ii)  Yield Supplement Account                                                  $5,983,575.78
       (iii) Payahead Account                                                                  $0.00
       (iv)  Advances Outstanding                                                        $233,126.06
   (K) Portfolio Summary as of End of Prior Month
       (i)   Weighted Average Coupon (WAC)                                                     4.18%
       (ii)  Weighted Average Remaining Maturity (WAM)                                         30.30 months
       (iii) Number of Receivables                                                            80,790
   (L) Note and Certificate Principal Distribution
       Percentages
       (i)   Note Percentage                                                                  95.66%
       (ii)  Certificate Percentage                                                            4.34%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
   (A) Precomputed Contracts Principal
       (i)   Scheduled Principal Collections                                                   $0.00
       (ii)  Prepayments in Full                                                               $0.00
       (iii) Prepayments in Full due to Repurchases                                            $0.00
   (B) Precomputed Contracts Collections                                                       $0.00
   (C) Precomputed Receivables Interest
       (B-A((i)+(ii)+(iii)))                                                                   $0.00
   (D) Simple Interest Receivables Principal
       (i)   Principal Collections                                                    $25,195,629.20
       (ii)  Prepayments in Full                                                      $11,163,738.54
       (iii) Repurchased Receivables Related to Principal                                      $0.00
   (E) Simple Interest Receivables Interest
       (i)   Simple Interest Collections                                               $2,569,913.02
   (F) Payment Advance for Precomputes
       (i)   Reimbursement of Previous Advances                                                $0.00
       (ii)  Current Advance Amount                                                            $0.00
   (G) Interest Advance for simple Interest - Net                                         $75,483.03
   (H) Payahead Account
       (i)   Payments Applied                                                                  $0.00
       (ii)  Additional Payaheads                                                              $0.00
   (I) Portfolio Summary as of End of Month
       (i)   Weighted Average Coupon (WAC)                                                     4.18%
       (ii)  Weighted Average Remaining Maturity (WAM)                                         29.39 months
       (iii) Remaining Number of Receivables                                                  79,407
   (J) Delinquent Receivables                            # Units           Dollar Amount
                                                     --------------  -----------------------
       (i)   31-60 Days Delinquent                    2,278   2.87%   $21,801,784.18  2.93%
       (ii)  61-90 Days Delinquent                      441   0.56%   $4,555,026.96   0.61%
       (ii)  91 Days or More Delinquent                  59   0.07%   $  628,940.42   0.08%
   (K) Vehicles Repossessed During Collection Period     28   0.04%   $  279,609.91   0.04%
   (L) Total Repossessed Vehicles in Inventory           58   0.07%   $  615,644.40   0.08%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
   (A) Collection Account Investment Income                                                    $0.00
   (B) Reserve Account Investment Income                                                  $54,714.40
   (C) Yield Supplement Account Investment Income                                         $24,418.32
   (D) Trust Fees Expense                                                                      $0.00
   (E) Aggregate Net Losses for Collection Period                                          19,802.88
   (F) Liquidated Receivables Information
       (i)   Gross Principal Balance on Liquidated
             Receivables                                                                  526,454.63
       (ii)  Liquidation Proceeds                                                         302,516.81
       (ii)  Recoveries from Prior Month Charge Offs                                      204,134.94
   (G) Days in Accrual Period                                                                     28
   (H) Deal age                                                                                   23

                                         MONTHLY COLLECTIONS
                                         -------------------

V. INTEREST COLLECTIONS
-----------------------
   (A) Total Interest Collections
       (III(C)+E(i)-F(i)+F(ii)+G)                                                      $2,645,396.05

VI. PRINCIPAL COLLECTIONS
-------------------------
   (A) Principal Payments Received
       (III(A((i)+(ii))+(D(i)+(ii)))                                                  $36,359,367.74
   (B) Liquidation Proceeds  (IV(F(i)))                                                   302,516.81
   (C) Repurchased Loan Proceeds Related to Principal
       (III(A(iii)+D(iii)))                                                                     0.00
   (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                204,134.94
                                                                                  -------------------
   (E) Total Principal Collections   (A+B+C+D)                                        $36,866,019.49

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                           $39,511,415.54
-----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                           $463,722.43
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                 $39,975,137.97
-------------------------------------

                                                                          page 3

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                           4/1/2006 through 4/30/2006

                                        MONTHLY DISTRIBUTIONS
                                        ---------------------

X. FEE DISTRIBUTIONS
--------------------
   (A) Servicing Fee
       (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                               $650,089.78
       (ii)  Servicing Fee Paid ($0.35 per $1,000 original principal amount)              650,089.78
                                                                                  -------------------
       (iii) Servicing Fee Shortfall                                                           $0.00
   (B) Reserve Account Investment Income (IV(B))                                          $54,714.40
   (C) Yield Supplement Account Investment Income  (IV(C))                                     $0.00
   (D) Trust Fees Expense (IV(D))                                                              $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
   (A) Interest
       (i) Class A-1 Notes
           (a) Class A-1 Notes Interest Due                                                    $0.00
           (b) Class A-1 Notes Interest Paid                                                    0.00
                                                                                  -------------------
           (c) Class A-1 Notes Interest Shortfall                                              $0.00
       (ii) Class A-2 Notes
           (a) Class A-2 Notes Interest Due                                                    $0.00
           (b) Class A-2 Notes Interest Paid                                                    0.00
                                                                                  -------------------
           (c) Class A-2 Notes Interest Shortfall                                              $0.00
       (iii) Class A-3 Notes
           (a) Class A-3 Notes Interest Due                                            $1,301,797.93
           (b) Class A-3 Notes Interest Paid                                            1,301,797.93
                                                                                  -------------------
           (c) Class A-3 Notes Interest Shortfall                                              $0.00
       (iv) Class A-4 Notes
           (a) Class A-4 Notes Interest Due                                              $863,282.50
           (b) Class A-4 Notes Interest Paid                                              863,282.50
                                                                                   -----------------
           (c) Class A-4 Notes Interest Shortfall                                              $0.00
       (v) Total Note Interest
           (a) Total Note Interest Due                                                 $2,165,080.43
           (b) Total Note Interest Paid                                                 2,165,080.43
                                                                                  -------------------
           (c) Total Note Interest Shortfall                                                   $0.00
           (d) Reserve Account Withdrawal for Note Interest                                    $0.00
Amount available for distributions after Fees & Interest
   (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                    $37,159,967.76
   (B) Principal
       (i) Noteholders' Principal Distribution Amounts                                $35,284,977.68
       (ii) Class A-1 Notes Principal
           (a) Class A-1 Notes Principal Due                                                   $0.00
           (b) Class A-1 Notes Principal Paid                                                   0.00
                                                                                  -------------------
           (c) Class A-1 Notes Principal Shortfall                                             $0.00
           (d) Reserve Account Withdrawal                                                      $0.00
       (iii) Class A-2 Notes Principal
           (a) Class A-2 Notes Principal Due                                                   $0.00
           (b) Class A-2 Notes Principal Paid                                                   0.00
                                                                                  -------------------
           (c) Class A-2 Notes Principal Shortfall                                             $0.00
           (d) Reserve Account Withdrawal                                                      $0.00
       (iv) Class A-3 Notes Principal
           (a) Class A-3 Notes Principal Due                                          $35,284,977.68
           (b) Class A-3 Notes Principal Paid                                          35,284,977.68
                                                                                  -------------------
           (c) Class A-3 Notes Principal Shortfall                                             $0.00
           (d) Reserve Account Withdrawal                                                      $0.00
       (v) Class A-4 Notes Principal
           (a) Class A-4 Notes Principal Due                                                   $0.00
           (b) Class A-4 Notes Principal Paid                                                   0.00
                                                                                  -------------------
           (c) Class A-4 Notes Principal Shortfall                                             $0.00
           (d) Reserve Account Withdrawal                                                      $0.00
       (vi) Total Notes Principal
           (a) Total Notes Principal Due                                               35,284,977.68
           (b) Total Notes Principal Paid                                              35,284,977.68
                                                                                  -------------------
           (c) Total Notes Principal Shortfall                                                 $0.00
           (d) Reserve Account Withdrawal                                                      $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
   Amount available for deposit into reserve account                                   $1,874,990.08
   Amount deposited into reserve account                                                        0.00
   Excess Amount Released from Reserve Account                                                  0.00
                                                                                  -------------------
   Excess funds available to Certificateholders                                         1,874,990.08
                                                                                  -------------------

                                                                          page 4

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                           4/1/2006 through 4/30/2006

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
   (A) Interest
       (i)   Certificate Monthly Interest Due                                            $110,574.67
       (ii)  Certificate Interest Shortfall Beginning Balance                                  $0.00
                                                                                  -------------------
       (iii) Total Certificate Interest Due                                              $110,574.67
       (iv)  Certificate Interest Paid                                                    110,574.67
                                                                                  -------------------
       (v)   Certificate Interest Shortfall Ending Balance                                     $0.00
   (B) Principal
       (i)   Certificate Monthly Principal Due                                         $1,600,844.69
       (ii)  Certificate Principal Shortfall Beginning Balance                                 $0.00
                                                                                  -------------------
       (iii) Total Certificate Principal Due                                           $1,600,844.69
       (iv)  Certificate Principal Paid                                                 1,600,844.69
                                                                                  -------------------
       (v)   Certificate Principal Shortfall Ending Balance                                    $0.00
   (C) Release to Seller                                                                 $163,570.72

                                        DISTRIBUTIONS SUMMARY
                                        ---------------------

   (A) Total Collections                                                              $39,975,137.97
   (B) Service Fee                                                                       $650,089.78
   (C) Trustee Fees                                                                             0.00
   (D) Class A1 Amount                                                                         $0.00
   (E) Class A2 Amount                                                                         $0.00
   (F) Class A3 Amount                                                                $36,586,775.61
   (G) Class A4 Amount                                                                   $863,282.50
   (H) Amount Deposited into Reserve Account                                                   $0.00
   (I) Certificateholders                                                              $1,711,419.36
   (J) Release to seller                                                                 $163,570.72
   (K) Total amount distributed                                                       $39,975,137.97
   (L) Amount of Draw from Reserve Account                                                      0.00
   (M) Excess Amount Released from Reserve Account                                              0.00

                                   DISTRIBUTION TO SECURITYHOLDERS
                                   -------------------------------

   Note Interest Distribution Amount                                                   $2,165,080.43
       Class A-1 Notes:   ($0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($2.43 per $1,000 original principal amount)
       Class A-4 Notes:   ($3.18 per $1,000 original principal amount)

   Note Principal Distribution Amount                                                  35,284,977.68
       Class A-1 Notes:   ($0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($65.95 per $1,000 original principal amount)
       Class A-4 Notes:   ($0.00 per $1,000 original principal amount)

   Note Interest Carryover Shortfall                                                            0.00
       Change from immediately preceding Payment Date                                           0.00
       Class A-1 Notes:   ($0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($0.00 per $1,000 original principal amount)
       Class A-4 Notes:   ($0.00 per $1,000 original principal amount)

   Note Principal Carryover Shortfall                                                           0.00
       Change from immediately preceding Payment Date                                           0.00
       Class A-1 Notes:   ($0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($0.00 per $1,000 original principal amount)
       Class A-4 Notes:   ($0.00 per $1,000 original principal amount)

   Certificate Interest Distribution Amount                                               110,574.67
                          ($1.82 per $1,000 original principal amount)

   Certificate Principal Distribution Amount                                            1,600,844.69
                          ($26.31 per $1,000 original principal amount)

   Certificate Interest Carryover Shortfall                                                     0.00
       Change from immediately preceding Payment Date                                           0.00

   Certificate Principal Carryover Shortfall                                                    0.00
       Change from immediately preceding Payment Date                                           0.00

                                                                          page 5

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                           4/1/2006 through 4/30/2006

                                   PORTFOLIO AND SECURITY SUMMARY
                                   ------------------------------

                                                               Beginning                  End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                   of Period               of Period
--------------------------------------------               -----------------      -------------------

   (A) Balances and Principal Factors
       (i)    Aggregate Balance of Notes                    $745,281,065.16          $709,996,087.48
       (ii)   Note Pool Factor                                    0.4113257                0.3918517
       (iii)  Class A-1 Notes Balance                                  0.00                     0.00
       (iv)   Class A-1 Notes Pool Factor                         0.0000000                0.0000000
       (v)    Class A-2 Notes Balance                                  0.00                     0.00
       (vi)   Class A-2 Notes Pool Factor                         0.0000000                0.0000000
       (vii)  Class A-3 Notes Balance                        473,381,065.16           438,096,087.48
       (viii) Class A-3 Notes Pool Factor                         0.8848244                0.8188712
       (ix)   Class A-4 Notes Balance                        271,900,000.00           271,900,000.00
       (x)    Class A-4 Notes Pool Factor                         1.0000000                1.0000000
       (xi)   Certificates Balance                            34,826,666.64            33,225,821.95
       (xii)  Certificates Pool Factor                            0.5722749                0.5459696
       (xiii) Total Principal Balance of Notes and
              Certificates                                   780,107,731.80           743,221,909.43
   (B) Portfolio Information
       (i)    Weighted Average Coupon (WAC)                           4.18%                    4.18%
       (ii)   Weighted Average Remaining Maturity (WAM)               30.30 months             29.39 months
       (iii)  Remaining Number of Receivables                        80,790                   79,407
       (iv)   Portfolio Receivable Balance                  $780,107,731.80          $743,221,909.43
   (C) Outstanding Advance Amount                               $233,126.06              $308,609.09
   (D) Outstanding Payahead Balance                                   $0.00                    $0.00

                                         SUMMARY OF ACCOUNTS
                                         -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
   (A) Beginning Reserve Account Balance                                              $14,045,674.03
   (B) Draws                                                                                    0.00
       (i)   Draw for Servicing Fee                                                             0.00
       (ii)  Draw for Interest                                                                  0.00
       (iii) Draw for Realized Losses                                                           0.00
   (C) Excess Interest Deposited into the Reserve Account                                       0.00
   (D) Reserve Account Balance Prior to Release                                        14,045,674.03
   (E) Reserve Account Required Amount                                                 14,045,674.03
   (F) Final Reserve Account Required Amount                                           14,045,674.03
   (G) Excess Reserve Account Amount                                                            0.00
   (H) Release of Reserve Account Balance to Seller                                             0.00
   (I) Ending Reserve Account Balance                                                  14,045,674.03

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
   (A) Beginning Yield Supplement Account Balance                                       5,983,575.78
   (B) Investment Earnings                                                                 24,418.32
   (C) Investment Earnings Withdraw                                                             0.00
   (D) Additional Yield Supplement Amounts                                                      0.00
   (E) Yield Supplement Deposit Amount                                                    463,722.43
   (F) Release of Yield Deposit Account Balance to Seller                                       0.00
                                                                                  -------------------
   (G) Ending Yield Supplement Account Balance                                          5,544,271.67

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
   (A) Liquidated Contracts
       (i)  Liquidation Proceeds                                                         $302,516.81
       (ii) Recoveries on Previously Liquidated Contracts                                 204,134.94
   (B) Aggregate Net Losses for Collection Period                                          19,802.88
   (C) Net Loss Rate for Collection Period (annualized)                                        0.03%
   (D) Cumulative Net Losses for all Periods                                            7,242,313.04

   (E) Delinquent Receivables                            # Units            Dollar Amount
                                                      --------------    ----------------------
       (i)  30-59 Days Delinquent                      2,278   2.87%    $21,801,784.18   2.93%
       (ii) 60-89 Days Delinquent                        441   0.56%     $4,555,026.96   0.61%
       (ii) 90 Days or More Delinquent                    59   0.07%       $628,940.42   0.08%

XVIII. REPOSSESSION ACTIVITY                             # Units           Dollar Amount
----------------------------                          --------------    ---------------------
   (A) Vehicles Repossessed During Collection Period      28   0.04%     $279,609.91   0.04%
   (B) Total Repossessed Vehicles in Inventory            58   0.07%     $615,644.40   0.08%

                                                                          page 6

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                           4/1/2006 through 4/30/2006

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
   (A) Ratio of Net Losses to the Pool Balance as of Each
       Collection Period
       (i)   Second Preceding Collection Period                                                0.23%
       (ii)  Preceding Collection Period                                                      -0.04%
       (iii) Current Collection Period                                                         0.03%
       (iv)  Three Month Average (Avg(i,ii,iii))                                               0.08%
   (B) Ratio of Balance of Contracts Delinquent 61 Days or More
       to the Outstanding Balance of Receivables.
       (i)   Second Preceding Collection Period                                                0.81%
       (ii)  Preceding Collection Period                                                       0.69%
       (iii) Current Collection Period                                                         0.70%
       (iv)  Three Month Average (Avg(i,ii,iii))                                               0.73%

(C) Loss and Delinquency Trigger Indicator                                      Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

          /s/ Paul C. Honda
          -----------------
          Paul C. Honda
          Assistant Vice President